SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2003

HILLENBRAND INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Indiana	1-6651	35-1160484
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

700 State Route 46 East
Batesville, Indiana	47006-8835
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (812) 934-7000

Not Applicable
(Former name or former address,
if changed since last report.)

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SIGNATURES
EXHIBIT INDEX
Press Release

Item 5. OTHER EVENTS.

     On August 4, 2003, the Company announced that it had commenced tender offers to purchase any or all of its outstanding 8 1/2% Debentures due 2011, 7% Debentures due 2024 and 6 3/4% Debentures due 2027. The Company will use available cash and, if needed, borrowings under the Company’s existing revolving credit facility to finance the repurchase of the Securities. This announcement is more fully described in the press release filed as Exhibit 99 to this Current Report on Form 8-K. The contents of such Exhibit are incorporated herein by reference.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibit.

99	Press release dated August 4, 2003 issued by the Company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILLENBRAND INDUSTRIES, INC.

DATE: August 4, 2003	BY:	/S/	Scott K. Sorensen

Scott K. Sorensen Vice President and Chief Financial Officer

DATE: August 4, 2003	BY:	/S/	Gregory N. Miller

Gregory N. Miller Vice President – Controller and Chief Accounting Officer

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EXHIBIT INDEX

Exhibit Number	Exhibit Description

99	Press release dated August 4, 2003 issued by the Company.

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